OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small Cap Growth Fund
Optimum Small Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund
(each a "Fund")

Supplement to the Funds'
Statement of Additional Information
dated July 29, 2005

In connection with Aberdeen Asset Management Inc.'s appointment as a sub-adviser to the Optimum Fixed Income Fund and The Killen Group, Inc.'s appointment as a sub-adviser to the Optimum Small Cap Value Fund, the following replaces the first paragraph under the section of the Fund's statement of additional information entitled "Investment Management Agreement and Sub-Advisory Agreements - The Sub-Advisers":

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate Marsico Capital Management, LLC ("Marsico Capital"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), TCW Investment Management Company ("TCW"), Massachusetts Financial Services Company ("MFS"), Columbia Wanger Asset Management, L.P. ("Columbia WAM"), Hotchkis and Wiley Capital Management, LLC ("H&W"), the Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield"), The Killen Group, Inc. ("Killen"), Alliance Capital Management L.P. ("AllianceBernstein"), Mondrian Investment Partners Limited ("Mondrian"), Oberweis Asset Management, Inc. ("OAM") and Aberdeen Asset Management Inc. ("AAMI") (referred to individually as a "Sub-Adviser" and collectively as the "Sub-Advisers") to: (1) make investment decisions on behalf of their respective Funds, (2) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-Advisers, and (3) perform certain limited related administrative functions in connection therewith. Marsico Capital is a wholly-owned, indirect subsidiary of Bank of America. Columbia WAM is an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, which is a publicly traded financial services holding company. Societe Generale Asset Management owns approximately 67% of TCW's parent company (The TCW Group, Inc.) as of March 31, 2005. MFS is an indirect subsidiary of Sun Life Financial Inc. (an insurance company). Delafield is a division of Reich & Tang Asset Management, LLC ("RTAM"). RTAM is wholly-owned by IXIS Asset Management North America, L.P., a subsidiary of IXIS Asset Management US Corporation. As of June 30, 2005, Alliance Capital Management Holding L.P. holds an ownership interest of approximately 32% in AllianceBernstein, and AXA Financial Inc., a wholly-owned subsidiary of AXA (a financial services holding company), holds direct and indirect ownership and other interests in AllianceBernstein which represent an approximate 61.1% economic interest in AllianceBernstein. AllianceBernstein's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of AXA and BNP Paribas (a financial services holding company). AAMI, a Delaware corporation and an SEC registered investment adviser, is a wholly-owned subsidiary of Aberdeen Asset Management PLC.

In addition, the following disclosure about AAMI replaces the disclosure about Deutsche Investment Management Americas Inc. ("DIMA Inc.") under the "Fixed Income Fund" caption in the "Portfolio Managers - Other Accounts Managed" section, and the following disclosure about Killen is added under the "Small Cap Value" caption in the "Portfolio Managers - Other Accounts Managed" section:
Aberdeen Asset Management Inc.*	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Gary Bartlett
Registered Investment Companies	8	$3.1 billion	0	$0
Other Pooled Investment Vehicles	14	$3.9 billion	0	$0
Other Accounts	150	$17.6 billion	1	$102.1 million
Thomas Flaherty
Registered Investment Companies	8	$3.1 billion	0	$0
Other Pooled Investment Vehicles	14	$3.9 billion	0	$0
Other Accounts	150	$17.6 billion	1	$102.1 million
Warren Davis
Registered Investment Companies	8	$3.1 billion	0	$0
Other Pooled Investment Vehicles	14	$3.9 billion	0	$0
Other Accounts	150	$17.6 billion	1	$102.1 million
Christopher Gagnier
Registered Investment Companies	8	$3.1 billion	0	$0
Other Pooled Investment Vehicles	14	$3.9 billion	0	$0
Other Accounts	150	$17.6 billion	1	$102.1 million
Daniel Taylor
Registered Investment Companies	8	$3.1 billion	0	$0
Other Pooled Investment Vehicles	14	$3.9 billion	0	$0
Other Accounts	150	$17.6 billion	1	$102.1 million
Timothy Vile
Registered Investment Companies	8	$3.1 billion	0	$0
Other Pooled Investment Vehicles	14	$3.9 billion	0	$0
Other Accounts	150	$17.6 billion	1	$102.1 million

* Information provided in the above chart is as of December 2, 2005.
The Killen Group, Inc.*	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Lee S. Grout
Registered Investment Companies	3	$424 million	0	$0
Other Pooled Investment Vehicles	2	$6.7 million	0	$3.9 million
Other Accounts	219	$157 million	0	$0
Robert E. Killen
Registered Investment Companies	3	$424 million	0	$0
Other Pooled Investment Vehicles	2	$6.7 million	1	$3.9 million
Other Accounts	219	$157 million	0	$0

* Information provided in the above chart is as of December 1, 2005.

In addition, the following disclosure about AAMI replaces the disclosure about DIMA Inc. under the "Fixed Income Fund" caption in the "Portfolio Managers - Conflicts of Interest" section, and the following disclosure about Killen is added under the "Small Cap Value" caption in the "Portfolio Managers - Conflicts of Interest" section:

Aberdeen Asset Management Inc. ("AAMI")
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

    Certain investments may be appropriate for the Fund and also for other clients advised by AAMI, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other AAMI clients. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of AAMI in the interest of achieving the most favorable net results to the Fund and the other clients.

    To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. AAMI attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

    In some cases, an apparent conflict may arise where AAMI has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. AAMI will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Killen Group, Inc. ("Killen")

Conflicts of Interest. Killen realizes that as investment advisor it is a fiduciary of its clients and owes them a duty of undivided loyalty. As a result of its relationship with its clients, Killen has adopted written policies and procedures to deal with the actual or potential conflicts of interest that may arise in the operation of its business. Killen has developed these policies and procedures so that it may reasonably be able to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts and allocating investment opportunities.

Employee Personal Trading. Killen has adopted a Code of Ethics that regulates the personal securities trading of all employees. Employees are required to disclose their personal holdings upon commencement of employment. If the employee maintains a brokerage account, statements and trade confirmations are sent directly from the brokerage firm to Killen's compliance department. Employees without brokerage accounts must submit quarterly reports on whether or not they engaged in any securities transactions. Also, all employees must submit quarterly statements on any transactions in mutual funds managed by Killen. Employees may not purchase any security held in a client's account. If an employee owns a security held in a client's account, he or she may only sell it during certain black out periods and all securities transactions must be pre-cleared.

Managing Multiple Accounts and Allocating Investment Opportunities. Killen has an Investment Management Committee (the "Committee") of portfolio managers and analysts that manages all client accounts. The Committee meets regularly to review portfolio holdings and discuss purchase and sale activity. Committee members buy and sell securities for clients as they see fit, guided by the client's investment objective.

Killen has adopted policies and procedures for the aggregation of clients' orders and the allocation of the aggregated trades. Orders are aggregated to promote fairness. Orders may be aggregated only if the trader or portfolio manager determines it is in the best interests of each client participating in the order, it is consistent with Killen's duty to obtain best execution, and consistent with the terms of the advisory contract of each participating client. The price of the securities purchased or sold in an aggregated order will be at the average share price for all transactions of the clients in that security on a given day. The allocation of securities obtained in an aggregated securities order will be made in accordance with Killen's trade allocation procedures.

The Chief Operating Officer of Killen will review periodically all aggregated trades to ensure that the policies and procedures are being followed and that no client is being systematically disadvantaged by the aggregation procedures. The Chief Operating Officer shall be responsible for ensuring that aggregated trades are allocated to client accounts in accordance with procedures.

In addition, the following disclosure about AAMI replaces the disclosure about DIMA Inc. under the "Fixed Income Fund" caption in the "Portfolio Managers - Compensation" section, and the following disclosure about Killen is added under the "Small Cap Value" caption in the "Portfolio Managers - Compensation" section:

Aberdeen Asset Management Inc. ("AAMI")

AAMI's remuneration policy ("Policy") is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve AAMI's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Fund's portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. AAMI's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. AAMI participates in compensation surveys which provide salary comparisons for a range of employees across AAMI. AAMI also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on AAMI's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by AAMI's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of AAMI. In calculating a portfolio manager's bonus, AAMI takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit AAMI. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to AAMI's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen Asset Management PLC.

Retention and incentives for former DIMA Inc. Staff. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

The Killen Group, Inc. ("Killen")

Compensation for portfolio managers includes a fixed salary plus a profit sharing program. Profit sharing is based upon the profitability of Killen, which is, in part, dependent upon the value of the total assets under management. Killen offers a 401(k) plan whereby portfolio managers may elect to contribute up to the legal limit and contributions are matched up to a fixed limit.

In addition, the following is added to the chart under "Portfolio Managers - Ownership of Shares":
Portfolio Manager	Dollar Range of Fund Shares Owned
Lee S. Grout (4)	None
Robert E. Killen (4)	None

     (4) It is anticipated that Killen will begin serving as a sub-advisor to the Optimum Fixed Income
     Fund in early- to mid-January 2006.

In addition, the following disclosure concerning AAMI's proxy voting policies and procedures replaces similar disclosure about DIMA Inc. in "Appendix B - Proxy Voting Policies and Procedures", and the following disclosure about Killen is added to such section as well:

Aberdeen Asset Management Inc.

AAMI has adopted written Proxy Voting Policies and Procedures ("Proxy Procedures"), as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, governing conflict of interest resolution, disclosure, reporting and recordkeeping relating to voting of proxies.

Under the Proxy Procedures, AAMI votes proxies relating to portfolio securities in the best interests of clients, unless the client contract specifies that AAMI will not vote. AAMI seeks to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of shareholders and others. Thus, AAMI may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. While AAMI has written guidelines for certain issues on which votes may be cast (e.g., such guidelines permit not voting in certain economically insignificant matters and call for voting for routine matters such as the uncontested appointment of directors), each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the respective advisory agreement, and all relevant facts and circumstances at the time of the vote. AAMI may cast proxy votes in favor of management's proposals or seek to change the views of management, considering specific issues, as they arise, on their merits.

If a material conflict of interest between AAMI and its client(s) is identified, AAMI may choose among a number of options to eliminate such conflict, including (i) voting as recommended by a third party service if AAMI utilizes such a service, (ii) deciding to "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not AAMI clients, (iii) if possible, erecting information barriers around the person or persons making voting decisions sufficient to insulate the voting decision from the conflict, (iv) if practical, notifying affected clients of the conflict of interest and seeking a waiver of the conflict, or (v) if agreed upon in writing with the affected clients, forwarding the proxies to the affected clients and allowing them to vote their own proxies.

The Killen Group, Inc. ("Killen")

Killen votes the proxies for the mutual funds and pooled accounts it manages and for any other client who requests it to vote their proxies. Killen votes the proxy in what it considers to be the best interests of the client for whom the vote is cast. To deal with potential conflicts of interest, any portfolio manager who is affiliated in any manner with the issuer of the proxy, including stock ownership, directorship or employment of a family member, will not participate in the decision on the proxy. Also, if Killen has a business relationship with the issuer of the proxy and there is a proxy contest, the proxy will be referred to a proxy service for a vote.

The following is added to the section of the Funds' statement of additional information entitled "Investment Objectives, Restrictions and Policies":

Credit Default Swaps

A Fund may enter into credit default swap ("CDS") contracts to the extent consistent with its investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the "purchaser of protection") transfers to another party (the "seller of protection") the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. A Fund might use CDS contracts to limit or to reduce the risk exposure of a Fund to defaults of the issuer or issuers of a Fund's portfolio holdings (i.e., to reduce risk when a Fund owns or has exposure to such securities). A Fund also might use CDS contracts to create or vary exposure to securities or markets.

CDS transactions may involve general market, illiquidity, counterparty and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. As the purchaser or seller of protection, a Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

As the seller of protection in a CDS contract, a Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring or agreed upon event (each of these events is a "Credit Event"). If a Credit Event occurs, a Fund generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract, a Fund would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, a Fund would have credit exposure to the reference security (or basket of securities). A Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

As the purchaser of protection in a CDS contract, a Fund would pay a premium to the seller of protection. In return, a Fund would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Fund if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Fund to terminate the CDS contract.

Counterparty risk. A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Fund's potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, a Fund's potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event occurs. CDS contracts do not involve the delivery of collateral to support each party's obligations; therefore, a Fund will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. A Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

The following is added to the first paragraph after the table showing each Trustee's ownership of Fund shares under the section of the Funds' statement of additional information entitled "Officers and Trustees":

Also as of December 31, 2004, Mr. Socolofsky beneficially owned approximately $53,804 worth of Bank of America Corporation common shares (0% of total common shares), which were purchased on his behalf via a discretionary account and he no longer holds such shares.

Paragraphs four through fifteen of the section of the Funds' statement of additional information entitled "General Information" are deleted in their entirety:

This Supplement is dated December 29, 2005.